UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
x	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Arrangement Agreement

On May 11, 2022, Skye Bioscience, Inc., a Nevada corporation (“Skye”), and Emerald Health Therapeutics, Inc. a corporation existing under the laws of the Province of British Columbia, Canada (“EHT”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which Skye will acquire all of the issued and outstanding common shares of EHT (the “EHT Shares”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”).

On May 11, 2022, after careful consideration, the special committee (the “Special Committee”) of the Skye board of directors (the “Skye Board”) unanimously concluded that the Arrangement Agreement and the Arrangement are fair to, advisable, and in the best interests of Skye and its stockholders. Following the Special Committee meeting, the Skye Board unanimously approved the Arrangement Agreement and determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to, advisable and in the best interests of Skye and its stockholders.

Consideration

Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, each EHT Share outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”) (other than the shares held by EHT dissenting shareholders) shall be transferred to Skye in exchange for 1.95 of a share (the “Exchange Ratio”) of Skye common stock, par value $0.001 (“Skye Common Stock”). No fractional shares of Skye Common Stock will be issued in the Arrangement. It is expected that, for U.S. and Canadian federal income tax purposes, the Arrangement shall constitute a taxable exchange by the EHT shareholders of EHT Shares for Skye Common Stock.

At the Effective Time, (i) all EHT options to purchase EHT Shares ("EHT Options") granted under EHT’s omnibus incentive plan that are outstanding as of the Effective Time, will be exchanged into options to purchase shares of Skye Common Stock, with the number of shares underlying each option (and the exercise price of such option) adjusted based on the Exchange Ratio, with the options retaining the same term to expiry, conditions to and manner of exercise and other terms and conditions as the EHT Options and (ii) each of the warrants to acquire EHT Shares (the “EHT Warrants”) will be exchanged into warrants to acquire Skye Common Stock after adjustments to reflect the Arrangement and to account for the Exchange Ratio, with each warrant retaining the same term to expiry, conditions to and manner of exercise and other terms and conditions of the EHT Warrants.

Governance

The Arrangement Agreement provides that Skye will increase the number of directors that comprise the Skye Board at the Effective Time to six directors. The members of Skye Board will be comprised of the five existing Skye board members (including Jim Heppell, who is currently an EHT board member) and an existing EHT board member, Bobby Rai.

Conditions to the Arrangement

The obligations of Skye and EHT to consummate the Arrangement are subject to certain conditions, including, but not limited to, (a) obtaining the required approvals of Skye’s and EHT’s shareholders, (b) obtaining an interim order and final order (the “Final Order”) from the Supreme Court of British Columbia approving the Arrangement, (c) the absence of any injunction or similar restraint prohibiting or making illegal the consummation of the Arrangement or any of the other transactions contemplated by the Arrangement Agreement, (d) no material adverse effect having occurred, (e) subject to certain materiality exceptions, the accuracy of the representations and warranties of each party, (f) the performance in all material respects by each party of its obligations under the Arrangement Agreement, (g) the conditional approval by the Canadian Stock Exchange of the listing of Skye Common Stock and the common stock, options or warrants to be issued to in connection with the Arrangement, and (h) the EHT shareholders shall not have exercised dissent rights in respect of more than 5% of the outstanding EHT Shares.

The Arrangement Agreement must be approved by a majority of Skye Common Stock outstanding and entitled to vote thereon other than the Skye Common Stock held by (a) Emerald Health Sciences, Inc. or its affiliates, (b) directors or officers of EHT or Skye and (c) any immediate family members (as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”)) of any of the officers or directors of EHT or Skye.

The Arrangement must be approved by (A) 66 2/3% of the votes cast on the resolution approving the Arrangement (the “Arrangement Resolution”) by EHT shareholders present in person or represented by proxy and entitled to vote at the EHT shareholder meeting and (B) a majority of the votes cast on the Arrangement Resolution by EHT shareholders present in person or represented by proxy and entitled to vote at the EHT shareholder meeting, excluding votes attached to the EHT Shares that are required to be excluded pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

Certain Other Terms of the Arrangement Agreement

The Arrangement Agreement includes customary representations, warranties and covenants of Skye and EHT and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between execution of the Arrangement Agreement and the Effective Time and (2) non-solicitation obligations in connection with alternative acquisition proposals (however, under certain circumstances, a party may change its recommendation to its stockholders in response to a superior proposal or accept such a superior proposal if such party’s special committee (consisting only of independent and disinterested directors), among other things, determines in good faith that the failure to take such action would be inconsistent with the special committee’s fiduciary duties).

The Arrangement Agreement contains certain termination rights for each of Skye and EHT, including in the event that (i) the Arrangement has not occurred on or before October 15, 2022 (the “Outside Date”), which Outside Date may be extended for up to 45 days in the event that the regulatory closing conditions have not been satisfied or the Final Order has not been obtained, (ii) the approval of the Arrangement Resolution by EHT’s shareholders is not obtained at the EHT shareholder meeting, or (iii) if any restraint having the effect of preventing the consummation of the Arrangement shall have become final and non-appealable. In addition, Skye and EHT can each terminate the Arrangement Agreement prior to the shareholder meeting of the other party if, among other things, the other party’s board of directors has changed its recommendation that its shareholders approve the Arrangement Resolution or the Arrangement Agreement, as applicable, or has failed to make or reaffirm such recommendation in certain circumstances.

The Arrangement Agreement provides further that a termination fee will be payable by Skye or EHT, as the case may be, upon termination of the Arrangement Agreement under specified circumstances, including: (i) a change in the recommendation of the board of directors of the other party or a material breach by the other party of the non-solicitation covenants; (ii) the other party’s pursuit of a superior proposal; or (iii) a termination of the Arrangement Agreement by Skye or EHT, as applicable, because of (a) a failure of the EHT shareholders to adopt the Arrangement Resolution at the EHT shareholder meeting or (b) a willful breach by the other party of its representations and warranties or covenants under the Arrangement Agreement, in each case set forth in this clause (iii) at a time when there was a publicly announced or publicly disclosed offer or proposal for an alternative transaction with respect to such party and such party enters into or consummates an alternative transaction within 12 months following such date of termination.

In the event such termination fee is payable by Skye or EHT, Skye will be required to pay EHT or EHT will be required to pay Skye a termination fee of CAD $500,000.

A copy of the Arrangement Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement. The representations, warranties and covenants set forth in the Arrangement Agreement have been made only for the purposes of the Arrangement Agreement and solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, as well as by information contained in Skye’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Arrangement and cannot be the basis for any claims under the Arrangement Agreement by the other party after termination of the Arrangement Agreement and (2) were made only as of the dates specified in the Arrangement Agreement. Accordingly, the Arrangement Agreement is included with this filing only to provide investors with information regarding the terms of the Arrangement Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Additionally, in connection with the execution of the Arrangement Agreement, Emerald Health Sciences, Inc. ("EHS") waived any events of default under the Amended and Restated Multi-Draw Credit Agreement between EHS and Skye that may be triggered by the consummation of the transactions contemplated by the Arrangement Agreement.

Support Agreements

Simultaneously with the execution of the Arrangement Agreement, Skye and certain holders of EHT Shares (the “EHT Support Agreement Shareholders”) have entered into support agreements (the “EHT Support Agreements”), pursuant to which the EHT Support Agreement Shareholders agreed, among other things, to vote their EHT Shares in favor of the approval of the Arrangement and against any alternative proposal.
The EHT Support Agreements terminate upon the occurrence of certain events, including the termination of the Arrangement Agreement in accordance with its terms.

The foregoing description of the EHT Support Agreements do not purport to be complete and are qualified in its entirety by reference to the form of EHT Support Agreement, which are attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also simultaneously with the execution of the Arrangement Agreement, EHT and certain holders of Skye Common Stock (the “Skye Support Agreement Shareholders”) have entered into support agreements (the “Skye Support Agreements”) pursuant to which the Skye Support Agreement Shareholders agreed, among other things, to vote their shares of Skye Common Stock in favor of the adoption of the Arrangement Agreement and against any alternative proposal. The Skye Support Agreements terminate upon the occurrence of certain events, including the termination of the Arrangement Agreement in accordance with its terms.

The foregoing description of the Skye Support Agreements do not purport to be complete and are qualified in its entirety by reference to the form of Skye Support Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this current report on Form 8-K relating to the Arrangement Agreement and the Arrangement is incorporated herein by reference.

The securities to be issued under the Arrangement Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act, which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.02.

Item 8.01. Other Events.

On May 12, 2022, Skye issued a press release announcing the signing of the Arrangement Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, Skye will file a proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, EHT and Skye will file other relevant materials in connection with the proposed transaction with the applicable securities regulatory authorities. Investors and security holders of EHT and Skye are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents), respectively, when such documents become available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The EHT management information circular and the Skye proxy statement will be mailed to the EHT and Skye shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Skye will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Skye and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Skye by contacting Skye’s Investor Relations at (858) 410-0266, by email at ir@skyebioscience.com, or by going to Skye’s Investor Relations page on its website at https://ir.skyebioscience.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

Skye and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of Skye proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Skye stockholders in connection with the proposed transaction will be set forth in the Skye proxy statement for the proposed transaction when available. Other information regarding the participants in the Skye proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Skye as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this press release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,”

“may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Skye expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, the anticipated timing of the initiation and enrollment of clinical trials for Skye’s product candidates, including the expected initiation of the Phase 1 study and potential Phase 2 study of SBI-100 OE, expectations on the timing and data readouts from Skye’s clinical studies, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Skye’s business, including, without limitation: potential delays from the ongoing COVID-19 pandemic, including clinical trial delays and clinical site staff shortages; Skye’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; Skye may use its capital resources sooner than it expects; the proposed business combination transaction with Emerald; general economic factors; competition in the industry and other risks described in Skye’s prior press releases and Skye’s filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in the Company’s annual report on Form 10-K filed on March 28, 2022 and any subsequent filings with the SEC. Skye urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Skye disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Arrangement Agreement by and between Skye and EHT, dated May 11, 2022
10.1	Form of Support Agreement by and between Skye and certain EHT Support Shareholders
10.2	Form of Support Agreement by and between EHT and Skye Support Shareholders
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: May 12, 2022	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer